UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2011

Bucyrus International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-00871	39-0188050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 500, 1100 Milwaukee Avenue, South Milwaukee, Wisconsin 53172

(Address of principal executive offices, including ZIP code)

(414) 768-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 21, 2011, Bucyrus International, Inc. (the “Company”) held its 2011 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals:

•	The election of Michelle L. Collins, Gene E. Little and Robert K. Ortberg to the Company’s Board of Directors for a three-year term to expire at the Company’s 2014 annual meeting of stockholders;

•	The advisory vote on approval of the compensation of the Company’s named executive officers;

•	The advisory vote on the frequency of the advisory stockholder vote on executive compensation; and

•	The ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for 2011.

As of the February 23, 2011 record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, 81,449,954 shares of the Company’s common stock were outstanding and eligible to vote. A total of 67,172,532 shares were voted in person or by proxy at the Annual Meeting. The following are the final votes on the matters presented for stockholder approval at the Annual Meeting:

Election of Directors

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)
Michelle E. Collins	52,543,509	78.22	7,250,009	10.79	7,379,014	10.99
Gene E. Little	52,515,960	78.18	7,277,558	10.83	7,379,014	10.99
Robert K. Ortberg	52,542,962	78.22	7,250,556	10.79	7,379,014	10.99

Advisory Vote on Approval of the Compensation of the Company’s Named Executive Officers

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)
50,573,021	75.29	6,865,427	10.22	2,355,070	3.5	7,379,014	10.99

Advisory Vote on the Frequency of the Advisory Stockholder Vote on Executive Compensation

1 Year		2 Years		3 Years		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)
32,604,545	48.54	274,012.41		7,162,010	10.66	6,293,568	9.37	20,838,397	31.02

In light of the voting results with respect to this proposal, the Company has decided that it will hold an advisory vote on the compensation of its named executive officers every year until the next required advisory vote on the frequency of future advisory votes on executive compensation as required pursuant to Section 14A of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Ratification of Deloitte & Touche LLP

For		Against		Abstain
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)
58,206,335	86.65	8,949,752	13.32	16,445.03

(1)	Based on a total of all shares actually voted in person or by proxy on any proposal at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCYRUS INTERNATIONAL, INC.

Dated: April 21, 2011	By:	/s/ Craig R. Mackus
		Name:	Craig R. Mackus
		Title:	Chief Financial Officer and Secretary